28. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events
SUBSEQUENT EVENTS

Bank of Nova Scotia Credit Facility Renewal

On January 19, 2018, the Company entered into an amending agreement with the Bank of Nova Scotia to extend the maturity date and the terms of the 2017 facility (see note 16). Under the 2018 facility amendment, the maturity date has been extended to January 31, 2019. All other terms of the 2018 facility (tangible net worth covenant, pledged cash, investments amounts and security for the facility) remain unchanged from those of the 2017 facility, and the Company continues to have access to credit up to CAD$24,000,000 the use of which is restricted to non-financial letters of credit in support of reclamation obligations (see note 15).

The 2018 facility remains subject to letter of credit and standby fees of 2.40% (0.40% on the first CAD$9,000,000) and 0.75% respectively.